UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2012

ICONIX BRAND GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-10593	11-2481903
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1450 Broadway, New York, New York		10018
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (212) 730-0030

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

At the Annual Meeting of Stockholders of Iconix Brand Group, Inc. (the “Company”) held on August 15, 2012 the Company’s stockholders entitled to vote at the meeting voted: (i) for the election of the seven individuals named below to serve as directors of the Company to hold office until the Company’s Annual Meeting of Stockholders to be held in 2013 and until their successors have been duly elected and qualified; (ii) for the ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012; (iii) against, by non-binding advisory vote, the resolution approving named executive officer compensation; and (iv) for approval of the adoption of the Company’s Amended and Restated 2009 Equity Incentive Plan.

(i)	The votes cast by stockholders with respect to the election of directors were as follows:

Director	Votes Cast “For”	Votes Withheld	Broker Non-Votes
Neil Cole	50,031,433	8,760,559	5,215,704
Barry Emanuel	41,183,917	17,608,075	5,215,704
Drew Cohen	45,382,387	13,409,605	5,215,704
F. Peter Cuneo	41,739,406	17,052,586	5,215,704
Mark Friedman	41,626,894	17,165,098	5,215,704
James A. Marcum	50,093,271	8,698,721	5,215,704
Laurence N. Charney	50,186,881	8,605,111	5,215,704

(ii)	The votes cast by stockholders with respect to the ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012 were as follows:

61,037,593 shares were voted “For” the proposal, 2,878,416 shares voted “Against” the proposal and there were 91,687 “Abstentions”. There were no broker non-votes with respect to this proposal.

(iii)	The votes cast by stockholders with respect to the proposal to approve, by non-binding advisory vote, the resolution approving named executive officer compensation were as follows:

17,535,645 shares were voted “For” the proposal, 41,087,354 shares voted “Against” the proposal, there were 168,993 “Abstentions”, and there were 5,215,704 “Broker Non-Votes”.

(iv)	The votes cast by stockholders with respect to the proposal to approve the adoption of the Company’s Amended and Restated 2009 Equity Incentive Plan:

42,122,391 shares were voted “For” the proposal, 16,495,781 shares voted “Against” the proposal, there were 173,820 “Abstentions”, and there were 5,215,704 “Broker Non-Votes”.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICONIX BRAND GROUP, INC. (Registrant)

By:	/s/ Andrew Tarshis
Name: Andrew Tarshis
Title: Executive Vice President and General Counsel

Date: August 15, 2012